UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  March 24, 2015 (March 17, 2015)

ENTERPRISE BANCORP, INC.
(exact name of registrant as specified in charter)

Massachusetts (State or Other Jurisdiction of Incorporation)	001-33912 (Commission File Number)	04-3308902 (IRS Employer Identification No.)

222 Merrimack Street Lowell, Massachusetts (address of principal executive offices)	01852 (Zip Code)

(978) 459-9000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Explanatory Note:

This Current Report on Form 8-K/A is being filed to amend the Current Report on Form 8-K initially filed by Enterprise Bancorp, Inc. (the “Company”) with the Securities and Exchange Commission on March 23, 2015 (the “Original Form 8-K”). The Company is filing this Current Report on Form 8-K/A solely to correct an inadvertent error in the payout percentage for the Company’s Chief Financial Officer and Chief Operating Officer. Specifically, the last sentence of the seventh paragraph is hereby deleted and replaced with the following: “Additionally, as part of the “Bank wide” incentive group with multipliers, the Chief Financial Officer and the Chief Operating Officer have the opportunity to increase their payouts by up to 15% based on the results of bank wide employee engagement and customer experience scores.” There are no other changes to the information included in the Original Form 8-K.

[Remainder of Page Intentionally Blank]

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE BANCORP, INC.

Date: March 24, 2015	By:	/s/ James A. Marcotte
James A. Marcotte
Executive Vice President, Treasurer and Chief Financial Officer